UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2019

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Global Bond Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2019
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective August 24, 2018, Mellon Investments Corporation (“Mellon”) joined Franklin Advisers, Inc. (“Franklin”) as a sub-adviser to the Fund.
For the twelve-month period ended December 31, 2019, the Fund (Institutional Class shares) returned 4.39%, relative to a 5.90% return for the FTSE World Government Bond Index, the Fund’s benchmark index.
Franklin Commentary
Global financial markets started 2019 on a positive note with rallies in risk assets through much of the first quarter, after a volatile end to 2018. However, escalating trade tensions between the U.S. and China sporadically resurfaced throughout the year, leading to broad resurgences in global risk aversion that intermittently affected market valuations. Both the U.S. Federal Reserve (“Fed”) and the European Central Bank (“ECB”) increasingly cited trade uncertainties and global risks as policy concerns, as the Fed built a case for rate cuts and the ECB signaled that monetary accommodation could expand later in the year.
The Fed took a dovish turn at its January 2019 meeting, halting its series of rate hikes from 2018 and removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be consistent with economic activity and inflation objectives. Policy guidance turned even further dovish at the March meeting as the Fed kept rates unchanged and moderately downgraded U.S. growth forecasts for 2019 and 2020. The Fed ultimately kept the federal funds target rate unchanged at its May and June meetings, before cutting rates for the first time in more than a decade at its July meeting. The rate cut was 25 basis points (“bps”). In August, the Fed discontinued its monthly pace of balance sheet unwinding, two months earlier than originally forecast. It then consecutively cut rates 25 bps at its September and October meetings to a range of 1.50% to 1.75%, before signaling that it would likely keep rates unchanged going forward, barring a material change in the economic outlook.
The shifts in monetary policy affected the shape of the U.S. Treasury (“UST”) yield curve throughout the year. A yield curve inversion from the three-month UST bill to the 10-year UST note took hold in May, reaching a low of 50 bps of spread inversion in late August. However, the Fed provided updated forward guidance in September and October that enabled the curve to steepen, erasing the inversion as the front-end rallied lower while longer-term UST yields rose. The curve continued to steepen through the end of the year, as the Fed kept rates unchanged at its December meeting with the first 10-0 consensus policy vote since May. The updated dot plot in December indicated that a strong majority of Fed officials expected rates to remain unchanged through the end of 2020.
Despite escalating trade disputes between the U.S. and China during much of the year, including a peak in retaliatory measures by each country in August, the U.S. and China appeared to reach agreement on a “phase one” trade deal in December, expected to be ratified on January 15. The potential resolution bolstered market sentiment, driving risk asset valuations higher in several markets across the globe. However, we continued to monitor the broader implications of trade tensions on multiple fronts and the potential ramifications to risk assets in various regions. Despite the positive developments on trade policy, risks for additional disputes remained elevated, in our view.
In Europe, the ECB kept its policy rate unchanged (0.0% main refinancing operations, -0.40% deposit facility) for most of the reporting period, but delivered on an anticipated stimulus package at its September meeting, dropping the deposit rate to 0.5% and scheduling the re-start of its quantitative easing (“QE”) program in November, at a pace of €20 billion in bond purchases per month. Mario Draghi kept rates unchanged at his final meeting as ECB president in October. Christine Lagarde took over as ECB president in November and held her first policy meeting in December, keeping rates and the QE program unchanged, as largely expected. During the reporting period, it appeared Lagarde would maintain continuity with the policy framework she inherited from her predecessor, indicating her support for negative rates by commenting that the ECB has “done the right thing to act in favor of jobs and growth rather than the protection of savers.” We expected the euro to weaken against the U.S. dollar during the period on continued monetary accommodation from the ECB, as well as unresolved structural vulnerabilities in the eurozone.
The Bank of Japan (“BOJ”) kept monetary policy unchanged during the reporting period, retaining its 0.0% yield target on the 10-year Japanese government bond and its -0.1% target on the overnight rate. However, BOJ Governor Haruhiko Kuroda increasingly indicated a willingness to cut rates at future meetings if there were risks to achieving the 2.0% inflation target. We expected monetary policy to remain highly accommodative during the reporting period, but our expectations for weakness in the Japanese yen against the U.S. dollar shifted to expectations for strength on softer policy divergence between the Fed and BOJ, and the yen’s potential to strengthen as a perceived safe haven during periods of risk aversion, given Japan’s strong external balances.
A number of central banks around the world followed the dovish directions of the Fed and the ECB in 2019, taking the opportunity to cut their own domestic rates. Notably, Mexico and Indonesia cut their policy rates by 100 bps, India cut by 135 bps, and Brazil cut by 200 bps. Overall, sovereign bond yields declined across much of the world during the reporting period. The yield on the 10-year UST note finished the period 77 bps lower at 1.92%, and the yield on the 10-year German Bund fell 43 bps to finish at -0.19%, after reaching its lowest level on record in August (-0.71%). On the whole, long-duration exposures tended to perform well in most markets, while currency valuations were more idiosyncratic to individual country dynamics.
During the reporting period, the strategy continued to seek select duration exposures in countries that have attractive risk-adjusted yields, strong or improving economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy also maintained negative duration exposure to longer-term U.S. Treasuries as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced risks in the longer-term U.S. Treasury markets. The strategy also increased its allocations to undervalued safe-haven assets to hedge against global financial market risks associated with geopolitical tensions and price distortions from ongoing loose monetary policy across the developed world, notably including the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. The strategy held a net-negative position in the euro to hedge against broad-based U.S. dollar strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.
During the period, the Franklin sub-advised portion of the Fund’s positive absolute performance was primarily attributable to currency positions. Interest-rate strategies detracted from absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Franklin sub-advised portion of the Fund’s net-negative position in the euro contributed to absolute performance, as did its position in the Indonesian rupiah. However, currency positions in Latin America detracted from absolute results (the Argentine peso detracted, while the Mexican peso contributed). The Franklin sub-advised portion of the Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to U.S. Treasuries detracted from absolute results, while select duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) contributed.
On a relative basis, the portion of the Fund sub-advised by Franklin underperformed its benchmark due to interest-rate strategies. Currency positions contributed to relative results, while sovereign credit exposures had a largely neutral effect. Underweighted duration exposures in the U.S. and Japan detracted from relative performance, as did select underweighted duration exposures in Europe and a lack of duration exposure in the United Kingdom (“U.K.”). However, select overweighted duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) contributed to relative results. Among currencies, the Franklin sub-advised portion of the Fund’s underweighted position in the euro contributed to relative performance, as did its overweighted position in the Indonesian rupiah. However, overweighted currency positions in Latin America detracted from relative results (the Argentine peso detracted, while the Mexican peso contributed).
Mellon Commentary
Developed fixed income markets rose during the year amid easy policy, including three rate cuts from the Fed in 2019.
In the U.S., the House of Representatives voted to impeach President Donald Trump over abuse of power and obstruction of Congress following his dealings with Ukraine. On the trade front, the Trump administration came to a “phase one” trade deal with China in December, which is expected to be signed by both countries in early 2020. The House also approved the U.S.-Mexico-Canada Agreement, replacing the North American Free Trade Agreement. Meanwhile, the Fed cut interest rates three times in 2019, citing trade uncertainty and slowing global growth. Inflation fell slightly but remained below the Fed’s 2% goal. The second quarter marked the longest economic expansion in market history. Consumer sentiment and the U.S. dollar both increased during the year.
Among developed markets, the ECB cut interest rates during the year, in line with market expectations. In the U.K., Boris Johnson replaced Theresa May as Prime Minister. In December, the Conservative Party secured a resounding majority over the Labour Party in the general election. The win assisted Johnson’s push for the U.K. to leave the European Union by the January 31 Brexit date. U.K. inflation fell slightly during the year and remained below the Bank of England’s target. Similarly, eurozone annual inflation remained below the ECB’s 2% target. Meanwhile, the BOJ kept rates steady throughout the year and hinted at potential measures in 2020.
Emerging markets rose throughout the year despite ongoing global trade tensions. China’s Caixin manufacturing PMI was relatively steady in 2019 and ended at 51.5 in December. In Bolivia, President Evo Morales announced his resignation following allegations of irregularities during last month’s election. In Saudi Arabia, Saudi Aramco’s initial public offering marked the world’s largest share offering months after the company suffered a drone attack, which forced the kingdom to shut down half of its oil production. Meanwhile, in India, Narendra Modi handily won re-election for another five-year term as Prime Minister, buoying market sentiment.

Commodities rose 9.41% in 2019 as measured by the Thomson Reuters Core Commodity CRB Index. Oil prices, specifically, have rallied in the quarter due to an improvement in the global growth outlook and production restraint promised by major energy producers. Commodities prices, though volatile throughout the year, benefited from global trade progress and a positive outlook for continued negotiations in 2020.
Asset allocation, security selection and duration/yield curve positioning contributed positively to relative returns while currency positioning and local market allocation modestly detracted from returns. Among currencies, our overweight positioning in the Swedish krona and the Chilean peso and an underweight to the U.K. pound dragged the most on results. In Sweden, the weakening European economy put downward pressure on the Nordic region leading to underperformance of the krona. During the second half of 2019, an unexpected and dramatic deterioration in the Chilean socio-political environment led to dramatic underperformance in the peso. In the U.K., polling data showing unexpectedly strong support for a Conservative-led Brexit caused a rapid appreciation of the pound and corresponding underperformance of the portion of the Fund sub-advised by Mellon. Local market allocation was a negative due primarily to an underweight to local Hungarian duration.
Asset allocation was the most significant contributor to return as our overweight positioning in investment grade corporates in the U.S. and Euro region and high yield corporates in the U.S. benefited from tightening yield spreads during the year. Duration and yield curve positioning also contributed positively to relative returns as our underweight to U.S. duration in the final quarter of 2019 benefitted from rising bond yields. Our security selection was strong in 2019 with intra-European Union government bond positioning contributing meaningfully. Specifically, overweight positions in peripheral and semi-core European government bond debt bolstered results with positions in Greece, Portugal, Cyprus, Slovenia, Spain, Italy and Belgium contributing the most. Lastly, the allocation to and selection among hard currency emerging market debt notably contributed to total performance of the Mellon sub-advised portion of the Fund.
The views and opinions in this report were current as of December 31, 2019 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2019 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	4.39%	N/A	0.93%
Investor Class	4.07%	0.86%	2.79%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Country as of December 31, 2019. (unaudited)
Country	Percentage of Fund Investments
United States	31.41%
Japan	14.77
Brazil	5.54
India	4.78
Mexico	4.64
Thailand	3.87
France	3.71
Italy	2.83
Indonesia	2.44
Norway	2.33
United Kingdom	2.32
Germany	2.19
South Korea	2.05
Spain	1.94
Netherlands	1.79
Belgium	1.58
Singapore	1.53
Canada	1.45
Australia	1.28
Colombia	0.84
Luxembourg	0.69
Argentina	0.68
Ghana	0.57
Other	0.48
United Arab Emirates	0.44
Austria	0.43
Ecuador	0.40
Ireland	0.34
Kazakhstan	0.33
Egypt	0.31
Chile	0.24
Ukraine	0.22
Malaysia	0.19
Finland	0.18
Senegal	0.18
Cayman Islands	0.17
Denmark	0.13
Ivory Coast	0.13
Turkey	0.13
Poland	0.13
Nigeria	0.12
Togo	0.12
Panama	0.10
Total	100.00%

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2019 to December 31, 2019).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/29/19)	(12/31/19)	(06/29/19–12/31/19)
Institutional Class
Actual	$1,000.00	$ 994.50	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.20	$3.31
Investor Class
Actual	$1,000.00	$ 992.80	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$5.14
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.01% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 186/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 3.47%
500,000	Americredit Automobile Receivables Trust Series 2016-4 Class D 2.74%, 12/08/2022	$ 503,157
575,000	Ascentium Equipment Receivables(b) Series 2019-2A Class A3 2.19%, 11/10/2026	574,199
595,000	Bank of the West Auto Trust(b) Series 2019-1 Class A3 2.43%, 04/15/2024	598,227
700,000	Canadian Pacer Auto Receivables Trust(b) Series 2018-2A Class A4 3.44%, 08/21/2023	719,523
600,000	Carmax Auto Owner Trust Series 2019-4 Class A4 2.13%, 07/15/2025	600,578
	Dell Equipment Finance Trust(b)
	Series 2018-2 Class B
275,000	3.55%, 10/22/2023	280,187
	Series 2018-2 Class C
325,000	3.72%, 10/22/2023	333,377
335,000	Drive Auto Receivables Trust Series 2019-4 Class B 2.23%, 01/16/2024	335,056
846,451	Driver Australia Six Trust(c) Series 6 Class A AUD, 1.76%, 12/21/2027 1-mo. BBSW + 0.90%	593,997
375,000	DT Auto Owner Trust(b) Series 2019-4A Class B 2.36%, 01/16/2024	375,017
550,000	Enterprise Fleet Financing(b) Series 2019-3 Class A3 2.19%, 05/20/2025	548,090
600,000	Exeter Automobile Receivables Trust(b) Series 2018-4A Class B 3.64%, 11/15/2022	602,874
850,000	Ford Auto Securitization Trust(b) Series 2019-BA Class A2 CAD, 2.32%, 10/15/2023	654,864
	GM Financial Automobile Leasing Trust
	Series 2018-3 Class B
205,000	3.48%, 07/20/2022	207,576
	Series 2018-3 Class C
400,000	3.70%, 07/20/2022	405,670
1,250,000	GM Financial Consumer Automobile Receivables Trust Series 2018-4 Class C 3.62%, 06/17/2024	1,282,900
450,000	Golden Credit Card Trust(b) Series 2018-4A Class A 3.44%, 10/15/2025	468,932
Principal Amount(a)		Fair Value
Non-Agency — (continued)
454,388	Invitation Homes Trust(b)(c) Series 2018-SFR4 Class A 2.84%, 01/17/2038 1-mo. LIBOR + 1.10%	$ 456,953
750,000	Master Credit Card Trust II(b)(c) Series 2018-1A Class A 2.28%, 07/21/2024 1-mo. LIBOR + 0.49%	749,777
625,000	MBarc Credit Canada Inc(b) Series 2019-AA Class A3 CAD, 2.72%, 10/16/2023	484,463
575,000	Penarth Master Issuer PLC(b)(c) Series 2018-2A Class A1 2.19%, 09/18/2022 1-mo. LIBOR + 0.45%	574,730
250,000	SCF Equipment Leasing(b) Series 2019-1A Class A2 3.23%, 10/20/2024	251,695
	Silver Arrow Canada LP(b)
	Series 2018-1A Class A3
925,000	CAD, 3.17%, 08/15/2025	722,284
	Series 2019-1A Class A3
675,000	CAD, 2.40%, 08/15/2026	519,343
1,173,299	Starwood Waypoint Homes Trust(b)(c) Series 2017-1 Class A 2.69%, 01/17/2035 1-mo. LIBOR + 0.95%	1,171,020
1,000,000	Tesla Auto Lease Trust(b) Series 2019-A Class B 2.41%, 12/20/2022	996,401
575,000	Tricon American Homes Trust(b) Series 2019-SFR1 Class A 2.75%, 03/17/2038	575,791
1,250,000	Verizon Owner Trust Series 2018-A Class C 3.55%, 04/20/2023	1,280,284
800,000	World Omni Automobile Lease Securitization Trust Series 2018-B Class A4 3.30%, 03/15/2024	813,124
		17,680,089
U.S. Government Agency — 0.18%
310,000	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates Series 2017-SR01 Class A3 3.09%, 11/25/2027	318,486
548,929	Federal National Mortgage Association Grantor Trust Series 2017-T1 Class A 2.90%, 06/25/2027	562,735
		881,221
TOTAL ASSET-BACKED SECURITIES — 3.65% (Cost $18,310,335)		$ 18,561,310

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
CORPORATE BONDS AND NOTES
Basic Materials — 0.42%
	Anglo American Capital PLC
140,000	EUR, 1.63%, 09/18/2025	$ 163,636
260,000	EUR, 1.63%, 03/11/2026	303,209
200,000	Equate Petrochemical BV 3.00%, 03/03/2022	200,788
225,000	Indonesia Asahan Aluminium Persero PT(b) 5.23%, 11/15/2021	235,800
750,000	SABIC Capital II BV(b) 4.00%, 10/10/2023	789,375
190,000	Southern Copper Corp 5.88%, 04/23/2045	237,542
200,000	Steel Dynamics Inc 3.45%, 04/15/2030	202,072
		2,132,422
Communications — 0.91%
	AT&T Inc
370,000	EUR, 0.25%, 03/04/2026	406,383
300,000	EUR, 1.80%, 09/14/2039	320,701
675,000	CK Hutchison Group Telecom Finance SA EUR, 1.13%, 10/17/2028	753,906
	Comcast Corp
300,000	3.70%, 04/15/2024	319,632
450,000	2.65%, 02/01/2030	451,235
1,000,000	Orange SA EUR, 0.00%, 09/04/2026	1,090,342
	VEON Holdings BV
600,000	3.95%, 06/16/2021	609,120
675,000	4.00%, 04/09/2025	703,391
		4,654,710
Consumer, Cyclical — 0.12%
200,000	CK Hutchison Europe Finance Ltd EUR, 1.25%, 04/13/2025	230,974
320,000	CK Hutchison Finance II Ltd EUR, 0.88%, 10/03/2024	364,315
		595,289
Consumer, Non-Cyclical — 1.40%
	AbbVie Inc(b)
175,000	2.95%, 11/21/2026	177,617
200,000	4.25%, 11/21/2049	210,489
200,000	Becton Dickinson Euro Finance SARL EUR, 0.63%, 06/04/2023	226,594
225,000	Bristol-Myers Squibb Co(b) 2.88%, 08/15/2020	226,233
225,000	Cigna Corp 3.40%, 09/17/2021	230,261
225,000	Conagra Brands Inc 3.80%, 10/22/2021	232,126
	CVS Health Corp
225,000	2.80%, 07/20/2020	225,638
Principal Amount(a)		Fair Value
Consumer, Non-cyclical — (continued)
190,000	2.63%, 08/15/2024	$ 191,463
400,000	3.88%, 07/20/2025	425,636
	DH Europe Finance II SARL
475,000	EUR, 0.20%, 03/18/2026	526,353
500,000	2.60%, 11/15/2029	497,419
225,000	DP World Crescent Ltd 3.75%, 01/30/2030	227,424
290,000	DP World PLC 6.85%, 07/02/2037	381,018
	Estee Lauder Cos Inc
35,000	2.00%, 12/01/2024	35,106
230,000	2.38%, 12/01/2029	229,570
120,000	HCA Inc 5.88%, 02/01/2029	138,750
	Keurig Dr Pepper Inc
225,000	3.55%, 05/25/2021	229,755
650,000	4.06%, 05/25/2023	685,114
150,000	Medtronic Global Holdings SCA EUR, 1.63%, 03/07/2031	184,435
500,000	PayPal Holdings Inc 2.40%, 10/01/2024	504,649
	Pfizer Inc
110,000	2.95%, 03/15/2024	114,135
105,000	3.45%, 03/15/2029	113,001
475,000	Takeda Pharmaceutical Co Ltd EUR, 3.00%, 11/21/2030	633,384
	UnitedHealth Group Inc
325,000	2.38%, 08/15/2024	329,014
160,000	2.88%, 08/15/2029	164,440
		7,139,624
Energy — 1.64%
325,000	Abu Dhabi Crude Oil Pipeline LLC(b) 4.60%, 11/02/2047	375,375
650,000	Cameron LNG LLC(b) 2.90%, 07/15/2031	650,408
725,000	Cheniere Corpus Christi Holdings LLC(b) 3.70%, 11/15/2029	739,342
	Diamondback Energy Inc
525,000	2.88%, 12/01/2024	530,636
250,000	5.38%, 05/31/2025	262,459
625,000	Enbridge Inc 4.00%, 11/15/2049	648,939
	Energy Transfer Operating LP
625,000	3.60%, 02/01/2023	639,832
150,000	4.50%, 04/15/2024	159,569
190,000	5.25%, 04/15/2029	213,228
575,000	Equinor ASA 3.25%, 11/18/2049	577,726
325,000	Gazprom OAO Via Gaz Capital SA EUR, 2.50%, 03/21/2026	392,625
325,000	KazMunayGas National Co JSC 6.38%, 10/24/2048	417,813

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Energy — (continued)
164,000	Petrobras Global Finance BV(b) 5.09%, 01/15/2030	$ 175,728
325,000	Petroleos Mexicanos EUR, 5.13%, 03/15/2023	406,846
625,000	Plains All American Pipeline LP / PAA Finance Corp 3.55%, 12/15/2029	615,160
250,000	Saudi Arabian Oil Co(b) 2.75%, 04/16/2022	252,693
975,000	Sinopec Group Overseas Development 2018 Ltd(b) 2.50%, 08/08/2024	977,917
290,000	Western Midstream Operating LP 4.65%, 07/01/2026	296,678
		8,332,974
Financial — 5.01%
700,000	ABN AMRO Bank NV EUR, 0.88%, 01/14/2026	831,320
600,000	American Express Co 2.50%, 07/30/2024	606,519
500,000	Banco Santander SA EUR, 0.88%, 05/09/2031	590,534
	Bank of Thailand
44,831,000	THB, 1.77%, 03/27/2020	1,498,715
281,017,000	THB, 1.95%, 11/26/2020	9,443,252
725,000	BB&T Corp 2.50%, 08/01/2024	733,689
400,000	Credit Agricole Home Loan SFH SA EUR, 1.25%, 03/24/2031	495,479
	CyrusOne LP / CyrusOne Finance Corp
100,000	2.90%, 11/15/2024	100,384
250,000	3.45%, 11/15/2029	250,685
200,000	Development Bank of Kazakhstan JSC 4.13%, 12/10/2022	208,000
	Healthcare Trust of America Holdings LP REIT
230,000	3.50%, 08/01/2026	239,858
260,000	3.10%, 02/15/2030	257,823
500,000	ING Bank NV EUR, 0.88%, 04/11/2028	595,808
	ING Groep NV
300,000	EUR, 3.00%, 04/11/2028	362,424
200,000	EUR, 2.00%, 03/22/2030	236,814
1,000,000	Intesa Sanpaolo SpA EUR, 1.38%, 12/18/2025	1,210,958
240,000	Jackson National Life Global Funding(b) 3.30%, 02/01/2022	246,697
200,000	Korea Development Bank 3.00%, 03/19/2022	203,830
1,070,000	Kreditanstalt fuer Wiederaufbau EUR, 0.38%, 04/23/2030	1,231,197
Principal Amount(a)		Fair Value
Financial — (continued)
510,000	Marsh & McLennan Cos Inc EUR, 1.98%, 03/21/2030	$ 624,501
295,000	MDGH - GMTN BV 2.50%, 11/07/2024	295,738
220,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc REIT(b) 5.75%, 02/01/2027	245,850
600,000	PNC Bank NA(c) 2.23%, 07/22/2022 3-mo. LIBOR + 0.44%	602,028
425,000	Pricoa Global Funding I(b) 2.40%, 09/23/2024	427,375
625,000	Royal Bank of Canada 2.55%, 07/16/2024	634,055
840,000	Royal Bank of Scotland Group PLC 3.88%, 09/12/2023	879,719
600,000	SBA Tower Trust REIT(b) 2.84%, 01/15/2025	605,852
850,000	Temasek Financial I Ltd EUR, 1.25%, 11/20/2049	970,049
600,000	US Bancorp 2.40%, 07/30/2024	607,646
	WPC Eurobond BV REIT
100,000	EUR, 2.13%, 04/15/2027	118,603
135,000	EUR, 1.35%, 04/15/2028	149,718
		25,505,120
Industrial — 0.17%
	Boeing Co
150,000	2.80%, 03/01/2024	153,320
95,000	3.20%, 03/01/2029	98,941
	General Electric Co
80,000	5.00%, Perpetual(c)(d) 3-mo. LIBOR + 3.33%	78,357
230,000	EUR, 0.38%, 05/17/2022	258,159
260,000	Republic Services Inc 2.50%, 08/15/2024	262,744
		851,521
Technology — 0.27%
325,000	Dell International LLC / EMC Corp(b) 6.02%, 06/15/2026	373,790
325,000	Fidelity National Information Services Inc EUR, 1.50%, 05/21/2027	385,038
625,000	Hewlett Packard Enterprise Co 2.25%, 04/01/2023	623,968
		1,382,796
Utilities — 0.97%
625,000	DPL Inc(b) 4.35%, 04/15/2029	602,500
	Edison International
120,000	5.75%, 06/15/2027	134,592

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Utilities — (continued)
205,000	4.13%, 03/15/2028	$ 210,102
450,000	EDP Finance BV EUR, 0.38%, 09/16/2026	498,196
575,000	Enel Finance International NV EUR, 0.38%, 06/17/2027	638,289
600,000	Engie SA(d) EUR, 1.38%, Perpetual	679,531
500,000	Iberdrola International BV(d) EUR, 2.63%, Perpetual	598,654
200,000	Infraestructura Energetica Nova SAB de CV 4.88%, 01/14/2048	190,500
370,000	Perusahaan Listrik Negara PT EUR, 1.88%, 11/05/2031	412,541
600,000	Southern California Edison Co 2.85%, 08/01/2029	598,566
400,000	Xcel Energy Inc 3.50%, 12/01/2049	405,279
		4,968,750
TOTAL CORPORATE BONDS AND NOTES — 10.91% (Cost $53,814,524)		$ 55,563,206
FOREIGN GOVERNMENT BONDS AND NOTES
1,400,000	Abu Dhabi Government International Bond 2.50%, 09/30/2029	1,394,750
550,000	African Export-Import Bank 5.25%, 10/11/2023	595,760
750,000	Arab Petroleum Investments Corp(b) 4.13%, 09/18/2023	796,355
3,215,000	Argentina Bonar Bonds(c)(e) ARS, 42.08%, 04/03/2022 BADLARPP + 2.00%	34,270
1,972,400	Argentina POM Politica Monetaria(e) ARS, 56.57%, 06/21/2020	22,072
	Argentina Treasury Bill(f)
24,819,300	ARS, 0.00%, 03/30/2020	356,025
23,192,735	ARS, 0.00%, 04/28/2020	316,392
1,061,300	ARS, 0.00%, 05/28/2020	13,819
43,571,000	ARS, 0.00%, 07/29/2020	549,646
3,360,950	ARS, 0.00%, 08/27/2020	47,715
4,491,810	ARS, 0.00%, 10/29/2020	50,414
	Argentine Bonos del Tesoro
92,500,000	ARS, 18.20%, 10/03/2021(e)	578,343
42,851,000	ARS, 16.00%, 10/17/2023	245,906
78,288,000	ARS, 15.50%, 10/17/2026(e)	433,700
	Australia Government Bond
4,350,000	AUD, 2.25%, 05/21/2028	3,276,366
2,850,000	AUD, 3.00%, 03/21/2047	2,422,830
550,000	Banque Ouest Africaine de Developpement 5.00%, 07/27/2027	582,945
716,000	Bonos de la Nacion Argentina con Ajuste por CER ARS, 4.00%, 03/06/2020	19,015
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
957,000	Bonos de la Nacion Argentina En Moneda Dua 4.50%, 02/13/2020	$ 540,705
860,000,000	Bonos de la Tesoreria de la Republica en pesos CLP, 4.50%, 03/01/2021	1,178,333
	Brazil Notas do Tesouro Nacional Series F
4,450 (g)	BRL, 10.00%, 01/01/2021	1,162,785
20,374 (g)	BRL, 10.00%, 01/01/2023	5,631,200
27,055 (g)	BRL, 10.00%, 01/01/2025	7,731,219
43,059 (g)	BRL, 10.00%, 01/01/2027	12,621,973
8,300,000	Bundesrepublik Deutschland Bundesanleihe EUR, 3.00%, 07/04/2020	9,483,395
850,000	Canadian Government Bond CAD, 3.50%, 12/01/2045	888,240
	Colombia Government International Bond
266,000,000	COP, 7.75%, 04/14/2021	83,414
41,000,000	COP, 4.38%, 03/21/2023(e)	12,196
600,000	4.00%, 02/26/2024	632,064
64,000,000	COP, 9.85%, 06/28/2027(e)	24,418
	Colombian TES
1,189,000,000	COP, 7.00%, 05/04/2022	377,216
4,456,000,000	COP, 10.00%, 07/24/2024	1,603,693
4,155,200,000	COP, 7.50%, 08/26/2026	1,377,046
360,000	Corp Andina de Fomento 3.25%, 02/11/2022	365,965
2,300,000	Denmark Government Bond DKK, 4.50%, 11/15/2039	644,097
	Ecuador Government International Bond
1,395,000	10.75%, 03/28/2022	1,420,284
575,000	10.75%, 01/31/2029	560,625
	Egypt Government International Bond
200,000	6.13%, 01/31/2022	208,200
200,000	6.20%, 03/01/2024(b)	216,042
200,000	EUR, 4.75%, 04/16/2026	235,838
250,000	7.05%, 01/15/2032	261,930
1,030,000	European Investment Bank EUR, 0.63%, 01/22/2029	1,215,049
1,900,000	European Union EUR, 1.38%, 10/04/2029	2,394,776
750,000	Finland Government Bond(b) EUR, 0.50%, 09/15/2027	879,325
	French Republic Government Bond OAT
3,575,000	EUR, 3.50%, 04/25/2020	4,061,152
2,750,000	EUR, 0.00%, 03/25/2023	3,137,851
4,750,000	EUR, 0.25%, 11/25/2026	5,475,691
2,255,000	EUR, 2.00%, 05/25/2048(b)	3,248,718
	Ghana Government International Bond
275,000	7.88%, 08/07/2023	301,898
300,000	7.88%, 03/26/2027(b)	315,023
370,000	Ghana Treasury Note GHC, 17.18%, 01/06/2020	64,926

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
325,000	Hungary Government International Bond EUR, 1.25%, 10/22/2025	$ 387,167
	India Government Bond
141,000,000	INR, 8.15%, 06/11/2022	2,059,395
329,000,000	INR, 8.08%, 08/02/2022	4,812,061
25,000,000	INR, 6.84%, 12/19/2022	355,746
362,000,000	INR, 8.83%, 11/25/2023	5,473,959
361,000,000	INR, 7.68%, 12/15/2023	5,259,328
375,000,000	INR, 7.59%, 01/11/2026	5,458,603
	Indonesia Government International Bond
215,000	EUR, 3.75%, 06/14/2028	290,365
335,000	EUR, 1.40%, 10/30/2031	373,028
	Indonesia Treasury Bond
2,198,000,000	IDR, 7.00%, 05/15/2022	161,178
3,887,000,000	IDR, 12.90%, 06/15/2022	321,484
257,000,000	IDR, 10.25%, 07/15/2022	20,262
2,419,000,000	IDR, 5.63%, 05/15/2023	171,132
71,311,000,000	IDR, 8.38%, 09/15/2026	5,524,234
10,314,000,000	IDR, 7.00%, 05/15/2027	740,034
212,000,000	IDR, 10.00%, 02/15/2028	17,974
635,000,000	IDR, 6.13%, 05/15/2028	43,088
8,099,000,000	IDR, 9.00%, 03/15/2029	650,638
1,440,000,000	IDR, 10.50%, 08/15/2030	127,109
17,784,000,000	IDR, 8.75%, 05/15/2031	1,414,038
18,670,000,000	IDR, 8.38%, 03/15/2034	1,438,996
42,000,000	Inter-American Development Bank MXP, 7.50%, 12/05/2024	2,253,550
1,375,000	Ireland Government Bond EUR, 1.00%, 05/15/2026	1,650,898
	Italy Buoni Poliennali Del Tesoro
3,925,000	EUR, 0.65%, 11/01/2020	4,434,104
3,400,000	EUR, 1.35%, 04/15/2022	3,922,856
2,675,000	EUR, 2.70%, 03/01/2047(b)	3,229,384
550,000	Ivory Coast Government International Bond EUR, 5.88%, 10/17/2031	640,505
1,500,000	Japan Bank for International Cooperation 3.38%, 10/31/2023	1,576,725
665,600,000	Japan Government Five Year Bond JPY, 0.10%, 06/20/2021	6,146,639
600,500,000	Japan Government Ten Year Bond JPY, 0.80%, 09/20/2023	5,718,332
	Japan Government Thirty Year Bond
733,100,000	JPY, 0.70%, 06/20/2048	7,285,525
380,000,000	JPY, 0.70%, 12/20/2048	3,775,938
	Japan Treasury Discount Bill(f)
10,500,000	JPY, 0.00%, 05/20/2020	96,693
122,000,000	JPY, 0.00%, 09/23/2020	1,123,971
	Japanese Government CPI Linked Bond
1,445,000,000	JPY, 0.10%, 03/10/2027	13,966,094
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
549,900,000	JPY, 0.10%, 03/10/2028	$ 5,280,200
890,000	Kazakhstan Government International Bond EUR, 0.60%, 09/30/2026	994,458
325,000	Kenya Government International Bond 7.25%, 02/28/2028	352,987
	Kingdom of Belgium Government Bond(b)
1,025,000	EUR, 1.90%, 06/22/2038	1,408,556
2,965,000	EUR, 1.60%, 06/22/2047	3,940,274
	Korea Treasury Bond
2,122,000,000	KRW, 2.00%, 03/10/2020	1,837,212
6,682,000,000	KRW, 2.25%, 09/10/2023	5,935,031
1,574,710,000	KRW, 1.38%, 09/10/2024	1,353,961
750,000,000	KRW, 3.00%, 09/10/2024	692,346
3,600,000	Malaysia Government Bond MYR, 3.89%, 08/15/2029	920,352
	Mexican Bonos
709,900 (h)	MXP, 8.00%, 06/11/2020	3,774,419
757,500 (h)	MXP, 6.50%, 06/10/2021	3,990,802
396,600 (h)	MXP, 7.25%, 12/09/2021	2,114,885
393,200 (h)	MXP, 6.50%, 06/09/2022	2,067,495
209,500 (h)	MXP, 8.00%, 12/07/2023	1,154,109
567,000 (i)	Mexican Udibonos, Index Linked(j) MXP, 2.50%, 12/10/2020	189,840
1,625,000	Netherlands Government Bond(b) EUR, 0.75%, 07/15/2027	1,953,406
575,000	Nigeria Government International Bond 5.63%, 06/27/2022	597,874
	Norway Government Bond(b)
24,717,000	NOK, 3.75%, 05/25/2021	2,908,843
23,731,000	NOK, 2.00%, 05/24/2023	2,755,178
19,903,000	NOK, 3.00%, 03/14/2024	2,413,715
7,541,000	NOK, 1.75%, 03/13/2025	874,070
475,000	Panama Government International Bond 3.16%, 01/23/2030	489,250
240,000	Philippine Government International Bond EUR, 0.88%, 05/17/2027	273,920
750,000	Province of Ontario Canada CAD, 2.65%, 02/05/2025	593,811
	Republic of Austria Government Bond(b)
1,125,000	EUR, 0.75%, 02/20/2028	1,344,700
575,000	EUR, 1.50%, 02/20/2047	784,354
	Republic of Ghana Government Bonds
220,000	GHC, 21.50%, 03/09/2020	38,929
220,000	GHC, 21.00%, 03/23/2020	38,960
110,000	GHC, 18.50%, 06/01/2020	19,435
260,000	GHC, 18.25%, 09/21/2020	45,927
180,000	GHC, 24.75%, 03/01/2021	33,533
400,000	GHC, 16.50%, 03/22/2021	68,569
1,660,000	GHC, 16.25%, 05/17/2021	281,480
50,000	GHC, 24.50%, 06/21/2021	9,244

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
300,000	GHC, 24.75%, 07/19/2021	$ 56,042
130,000	GHC, 18.25%, 07/25/2022	21,518
170,000	GHC, 17.60%, 11/28/2022	27,570
1,370,000	GHC, 16.50%, 02/06/2023	215,384
970,000	GHC, 19.75%, 03/25/2024	162,538
2,890,000	GHC, 19.00%, 11/02/2026	460,783
3,873,000	GHC, 19.75%, 03/15/2032	615,834
1,125,000	Republic of Italy Government International Bond 2.88%, 10/17/2029	1,067,544
525,000	Republic of Poland Government International Bond EUR, 1.13%, 08/07/2026	629,840
	Senegal Government International Bond
215,000	EUR, 4.75%, 03/13/2028(b)	253,945
525,000	EUR, 4.75%, 03/13/2028	620,098
8,175,000	Singapore Government Bond SGD, 2.63%, 05/01/2028	6,509,431
	Spain Government Bond(b)
1,825,000	EUR, 4.40%, 10/31/2023	2,405,868
4,235,000	EUR, 2.90%, 10/31/2046	6,493,312
	Sri Lanka Government International Bond
100,000	6.25%, 10/04/2020	101,300
225,000	6.85%, 03/14/2024(b)	227,800
	Thailand Government Bond
36,825,000	THB, 2.13%, 12/17/2026	1,290,335
180,000,000	THB, 2.88%, 12/17/2028	6,712,512
625,000	Turkey Government International Bond 5.60%, 11/14/2024	635,808
	Ukraine Government International Bond
475,000	7.75%, 09/01/2020	488,242
560,000	7.75%, 09/01/2022	602,700
4,900,000	United Kingdom Gilt GBP, 1.50%, 07/22/2047	6,724,503
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 50.83% (Cost $264,323,564)		$258,867,675
MORTGAGE-BACKED SECURITIES
Non-Agency — 1.59%
500,000	BBCMS Mortgage Trust(b)(c) Series 2019-BWAY Class A 2.70%, 11/25/2034 1-mo. LIBOR + 0.95%	497,498
450,000	CAMB Commercial Mortgage Trust(b)(c) Series 2019-LIFE Class A 2.81%, 12/15/2037 1-mo. LIBOR + 1.07%	450,545
Principal Amount(a)		Fair Value
Non-Agency — (continued)
425,000	CGDB Commercial Mortgage Trust(b)(c) Series 2019-MOB Class A 2.69%, 11/15/2036 1-mo. LIBOR + 0.95%	$ 424,337
	CHC Commercial Mortgage Trust(b)(c)
	Series 2019-CHC Class A
675,000	2.86%, 06/15/2034 1-mo. LIBOR + 1.12%	674,189
	Series 2019-CHC Class B
300,000	3.24%, 06/15/2034 1-mo. LIBOR + 1.50%	299,250
	Commercial Mortgage Pass Through Certificates
	Series 2014-CR14 Class A4
365,000	4.24%, 02/10/2047(k)	389,262
	Series 2014-CR19 Class A5
500,000	3.80%, 08/10/2047	529,743
582,163	HPLY Trust(b)(c) Series 2019-HIT Class A 2.74%, 11/15/2036 1-mo. LIBOR + 1.00%	580,537
433,333	Lanark Master Issuer PLC(b)(c) Series 2019-1A Class 1A1 2.67%, 12/22/2069 3-mo. LIBOR + 0.77%	433,859
775,000	Morgan Stanley Capital I Trust Series 2019-L2 Class A3 3.81%, 03/15/2052	843,949
550,000	New York Mortgage Trust(b)(c) Series 2019-NYT Class A 2.94%, 11/15/2035 1-mo. LIBOR + 1.20%	551,380
600,000	Permanent Master Issuer PLC(b)(c) Series 2019-1A Class 1A1 2.54%, 07/15/2058 3-mo. LIBOR + 0.55%	599,864
500,000	Seasoned Loans Structured Transaction Trust Series Series 2019-3 Class A2C 2.75%, 11/25/2029	505,063
539,400	Silverstone Master Issuer PLC(b)(c) Series 2019-1A Class 2A GBP, 1.46%, 01/21/2070 3-MO. SONIA + 0.75%	717,991
585,000	Wells Fargo Commercial Mortgage Trust Series 2019-C51 Class A4 3.31%, 06/15/2052	614,378
		8,111,845
U.S. Government Agency — 1.88%
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K087 Class A2
125,000	3.77%, 12/25/2028	137,158

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
	Series K088 Class A2
575,000	3.69%, 01/25/2029	$ 628,093
	Series K159 Class A2
375,000	3.95%, 11/25/2030(k)	418,985
	Series KC02 Class A2
325,000	3.37%, 07/25/2025	338,388
	Series KL3W Class AFLW
420,000	2.15%, 08/25/2025(c) 1-mo. LIBOR + 0.45%	420,440
	Federal National Mortgage Association
1,103,457	4.50%, 07/01/2040	1,196,118
446,444	4.00%, 09/01/2042	475,005
1,016,179	4.00%, 09/01/2049	1,060,147
521,206	3.50%, 08/01/2056	548,129
465,705	4.00%, 01/01/2057	499,111
121,362	Government National Mortgage Association(k) 3.97%, 07/20/2062	122,020
	Seasoned Credit Risk Transfer Trust
	Series 2017-4 Class M45T
367,786	4.50%, 06/25/2057	393,023
	Series 2018-4 Class M55D
511,023	4.00%, 03/25/2058	540,061
	Series 2019-1 Class MA
741,848	3.50%, 07/25/2058	765,321
	Series 2019-3 Class M55D
394,903	4.00%, 10/25/2058	417,079
	Seasoned Loans Structured Transaction
	Series 2018-2 Class A1
542,705	3.50%, 11/25/2028	561,691
	Series 2019-1 Class A2
400,000	3.50%, 05/25/2029	415,682
	Series 2019-2 Class A1C
610,925	2.75%, 09/25/2029	614,763
		9,551,214
TOTAL MORTGAGE-BACKED SECURITIES — 3.47% (Cost $17,288,460)		$ 17,663,059
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
1,300,000	1.25%, 01/31/2020	1,299,582
6,475,000	1.38%, 01/31/2021	6,456,380
3,359,000	2.63%, 07/15/2021	3,410,646
22,597,000	1.13%, 07/31/2021	22,423,470
8,096,000	1.50%, 08/31/2021	8,081,490
3,091,000	1.13%, 09/30/2021	3,065,323
8,357,000	1.50%, 09/30/2021	8,342,169
3,494,000	2.13%, 12/31/2021	3,529,637
Principal Amount(a)		Fair Value
U.S. Treasury Bonds and Notes — (continued)
1,945,000	2.00%, 11/15/2026	$ 1,965,221
TOTAL U.S. TREASURY BONDS AND NOTES — 11.50% (Cost $58,654,848)		$ 58,573,918
Contract Size
PURCHASED OPTIONS
157	U.S. 10 Year Treasury Futures Call Option, exercise price 129.50, expiration February 2020, notional amount $22,079.	117,750
TOTAL PURCHASED OPTIONS — 0.02% (Cost $27,509)		$ 117,750
Principal Amount
SHORT TERM INVESTMENTS
Foreign Government Bonds and Notes — 7.41%
	Argentina Treasury Bill(f)
$ 2,839,330	ARS, 0.00%, 02/26/2020	36,397
1,657,030	ARS, 0.00%, 03/11/2020	20,134
4,954,880	ARS, 0.00%, 04/08/2020	56,759
2,216,624	ARS, 0.00%, 05/13/2020	25,916
	Japan Treasury Discount Bill(f)
266,900,000	JPY, 0.00%, 01/14/2020	2,456,510
160,000,000	JPY, 0.00%, 01/20/2020	1,472,659
266,000,000	JPY, 0.00%, 01/27/2020	2,448,391
918,150,000	JPY, 0.00%, 03/02/2020	8,452,323
130,800,000	JPY, 0.00%, 03/10/2020	1,204,157
136,250,000	JPY, 0.00%, 04/10/2020	1,254,476
114,000,000	JPY, 0.00%, 05/11/2020	1,049,762
917,800,000	JPY, 0.00%, 06/10/2020	8,452,509
	Mexico Cetes
704,360 (h)	MXP, 7.24%, 02/27/2020	368,232
16,362,600 (h)	MXP, 7.37%, 04/02/2020	8,492,429
	Norway Treasury Bill(b)
10,360,000	NOK, 1.18%, 03/18/2020	1,177,072
4,072,000	NOK, 1.25%, 06/17/2020	461,141

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Principal Amount		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 2,438,000	NOK, 1.27%, 09/16/2020	$ 275,209
		37,704,076
U.S. Government Agency Bonds and Notes — 8.04%
40,960,000	Federal Home Loan Bank 1.17%, 01/02/2020	40,958,692
U.S. Treasury Bonds and Notes — 0.18%
930,000	U.S. Treasury Bills(l) 1.51%, 04/16/2020	925,870
Repurchase Agreements — 0.21%
999,015	Undivided interest of 2.96% in a repurchase agreement (principal amount/value $33,751,248 with a maturity value of $33,754,192) with RBC Capital Markets Corp, 1.57%, dated 12/31/19 to be repurchased at $999,015 on 1/2/20 collateralized by Government National Mortgage Association securities, 0.00% - 6.50%, 6/30/21 - 12/1/49, with a value of $1,013,893.(m)	999,015
Principal Amount	Fair Value
Repurchase Agreements — (continued)
$ 71,656	Undivided interest of 4.96% in a repurchase agreement (principal amount/value $1,448,214 with a maturity value of $1,448,339) with BNP Paribas Securities Corp, 1.55%, dated 12/31/19 to be repurchased at $71,656 on 1/2/20 collateralized by U.S. Treasury securities, 0.00% - 3.88%, 5/15/20 - 11/15/48, with a value of $40,030.(m)
$ 71,656
1,070,671
TOTAL SHORT TERM INVESTMENTS — 15.84% (Cost $80,505,533)	$ 80,659,309
TOTAL INVESTMENTS — 96.22% (Cost $492,924,773)	$490,006,227
OTHER ASSETS & LIABILITIES, NET — 3.78%	$ 19,249,142
TOTAL NET ASSETS — 100.00%	$509,255,369

(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2019.
(d)	Security has no contractual maturity date and pays an indefinite stream of interest.
(e)	All or a portion of the security is on loan at December 31, 2019.
(f)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(g)	Principal amount is stated in 1,000 Brazilian Real Units.
(h)	Principal amount is stated in 100 Mexican Peso Units.
(i)	Principal amount is stated in 100 Unidad de Inversion Units.
(j)	Principal amount of the security is adjusted for inflation.
(k)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(l)	All or a portion of the security has been segregated to cover initial margin requirements on open futures contracts.
(m)	Collateral received for securities on loan.
BADLARPP	Argentina Deposit Rate is the interest rate banks charge each other for short-term loans.
BBSW	Bank Bill Swap Rate
CPI	Consumer Price Index
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SONIA	Sterling Overnight Interbank Average Rate is the effective overnight interest rate paid by banks for unsecured transactions in the British sterling market.
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
At December 31, 2019, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Canadian 10 Year Bond Long Futures	4	CAD	549,920	March 2020	$ (7,773)
Euro 10 Year Treasury Note Long Futures	37	EUR	6,022,490	March 2020	(74,545)
Euro-Bobl Short Futures	15	EUR	2,004,450	March 2020	(169)
Euro-Btp Long Futures	47	EUR	6,695,620	March 2020	23,034
Euro-Bund Short Futures	55	EUR	9,376,950	March 2020	89,834
Euro-Buxl Short Futures	14	EUR	2,777,320	March 2020	72,918
Euro-Schatz Short Futures	16	EUR	1,790,480	March 2020	1,886
Japan 10 Year Bond Long Futures	10	JPY	1,521,800,000	March 2020	1,196
Long Gilt Long Futures	16	GBP	2,102,080	March 2020	(28,827)
U.S. 10 Year Treasury Note Long Futures	36	USD	4,623,188	March 2020	(37,360)
U.S. 2 Year Treasury Note Long Futures	37	USD	7,973,500	March 2020	(7,524)
U.S. 5 Year Treasury Note Short Futures	11	USD	1,304,703	March 2020	2,849
U.S. Long Bond Long Futures	84	USD	13,096,125	March 2020	(205,389)
U.S. Ultra 10 Year Treasury Note Short Futures	20	USD	2,814,063	March 2020	31,879
U.S. Ultra Bond Short Futures	22	USD	3,996,438	March 2020	154,489
				Net Appreciation	$ 16,498
At December 31, 2019, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	DKK	2,230,000	USD	333,916	January 31, 2020	$1,531
BA	EUR	750,000	USD	836,851	January 31, 2020	6,022
BA	NOK	14,000,000	USD	1,553,880	January 31, 2020	41,546
BA	PLN	4,700,000	USD	1,222,097	January 14, 2020	16,744
BA	USD	5,965,257	EUR	5,346,794	April 15, 2020	(71,922)
BA	USD	224,576	EUR	200,000	April 29, 2020	(1,445)
BA	USD	13,309,327	EUR	11,850,000	April 30, 2020	(83,266)
BA	USD	247,697	EUR	221,000	May 21, 2020	(2,399)
BA	USD	4,756,283	EUR	4,253,137	May 26, 2020	(58,292)
BA	USD	720,010	EUR	636,164	October 16, 2020	(6,462)
BB	USD	4,490,508	SEK	41,920,000	January 31, 2020	8,032
BB	ZAR	13,880,000	USD	938,551	January 14, 2020	50,635
BNP	JPY	288,130,000	USD	2,685,538	January 24, 2020	(30,337)
BNP	JPY	438,074,210	USD	4,184,125	June 24, 2020	(112,165)
BNP	USD	491,653	INR	35,254,000	January 07, 2020	(2,079)
BNP	USD	308,167	INR	22,480,000	January 13, 2020	(6,571)
BNP	USD	1,124,014	INR	80,571,000	February 06, 2020	(2,307)
CIT	JPY	330,185,834	AUD	4,618,549	February 25, 2020	(175,820)
CIT	JPY	501,322,738	AUD	7,000,000	March 06, 2020	(244,751)
CIT	JPY	326,945,483	AUD	4,606,251	August 24, 2020	(156,175)
CIT	JPY	228,284,390	EUR	1,937,244	March 31, 2020	(74,052)
CIT	JPY	234,348,382	EUR	1,937,244	April 30, 2020	(18,531)
CIT	JPY	228,245,646	EUR	1,937,244	June 30, 2020	(75,610)
CIT	JPY	463,356,333	EUR	3,874,488	September 30, 2020	(89,842)
CIT	USD	13,506,287	EUR	12,115,000	January 31, 2020	(108,912)
CIT	USD	506,344	EUR	453,945	May 14, 2020	(7,141)
CIT	USD	482,579	EUR	430,647	May 21, 2020	(4,765)
CIT	USD	416,067	MXP	8,356,000	April 08, 2020	(19,398)
CIT	USD	1,409,359	MXP	28,653,000	June 17, 2020	(68,592)
CIT	USD	416,076	MXP	8,574,000	October 08, 2020	(19,410)
CIT	USD	312,068	MXP	6,440,000	October 09, 2020	(14,984)
CIT	USD	1,038,340	MXP	21,471,000	October 13, 2020	(51,461)
CIT	USD	1,533,892	MXP	31,604,000	October 15, 2020	(69,791)
CIT	USD	1,417,488	MXP	28,939,000	October 16, 2020	(50,765)
DB	SEK	13,566,500	EUR	1,270,771	February 13, 2020	19,500
DB	SEK	13,566,500	EUR	1,270,295	March 13, 2020	18,925
DB	SEK	13,566,500	EUR	1,248,171	April 15, 2020	40,960
DB	SEK	13,566,500	EUR	1,274,460	May 13, 2020	14,951
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
DB	SEK	27,133,000	EUR	2,561,466	June 15, 2020	$6,021
DB	SEK	15,815,195	USD	1,662,168	May 26, 2020	38,160
DB	SEK	8,716,000	USD	915,407	May 27, 2020	21,713
DB	USD	1,866,423	KRW	2,244,000,000	March 06, 2020	(78,242)
DB	USD	1,848,516	KRW	2,155,000,000	May 29, 2020	(23,298)
GS	CHF	1,488,151	EUR	1,354,786	February 12, 2020	19,767
GS	CHF	1,488,151	EUR	1,355,946	May 12, 2020	21,050
GS	CHF	1,488,151	EUR	1,357,059	August 12, 2020	22,238
GS	CHF	1,488,151	EUR	1,358,049	November 12, 2020	23,367
GS	PLN	4,650,000	USD	1,212,931	January 14, 2020	12,730
HSB	JPY	219,111,725	AUD	2,975,000	March 12, 2020	(53,884)
HSB	JPY	112,269,255	AUD	1,510,000	March 13, 2020	(7,815)
HSB	JPY	332,635,240	AUD	4,515,000	June 12, 2020	(52,640)
HSB	JPY	178,360,333	EUR	1,511,482	February 25, 2020	(56,120)
HSB	JPY	178,692,063	EUR	1,511,521	March 25, 2020	(53,313)
HSB	JPY	360,020,384	EUR	3,022,964	May 22, 2020	(81,918)
HSB	JPY	178,607,612	EUR	1,511,482	August 24, 2020	(58,365)
HSB	JPY	64,482,800	USD	606,364	March 23, 2020	(10,127)
HSB	JPY	91,465,350	USD	867,138	June 08, 2020	(17,718)
HSB	NOK	44,620,000	USD	4,963,919	January 31, 2020	120,932
HSB	USD	2,681,342	CHF	2,625,000	January 31, 2020	(37,539)
HSB	USD	146,226	EUR	130,000	April 30, 2020	(697)
HSB	USD	902,696	EUR	810,000	May 14, 2020	(13,544)
HSB	USD	949,140	EUR	839,000	October 16, 2020	(8,963)
HSB	USD	2,843,694	GBP	2,160,000	January 31, 2020	(20,074)
HSB	USD	2,925,324	INR	210,000,210	February 03, 2020	(11,188)
HSB	USD	2,568,678	INR	184,815,713	February 05, 2020	(15,160)
HSB	USD	1,401,863	INR	100,072,000	February 06, 2020	2,933
HSB	USD	692,951	INR	50,164,110	February 14, 2020	(7,752)
HSB	USD	1,796,717	INR	130,253,000	February 18, 2020	(21,966)
HSB	USD	2,225,107	KRW	2,657,000,000	January 08, 2020	(73,247)
HSB	USD	3,680,721	KRW	4,330,000,000	March 18, 2020	(72,907)
HSB	USD	6,821,014	MXP	138,930,000	April 06, 2020	(421,304)
HSB	USD	4,964,710	MXP	103,600,000	October 07, 2020	(298,003)
HSB	USD	2,014,750	NZD	3,060,000	January 31, 2020	(46,191)
JPM	JPY	286,061,061	AUD	3,900,000	January 14, 2020	(87,622)
JPM	JPY	244,940,703	AUD	3,422,800	February 21, 2020	(126,355)
JPM	JPY	262,681,971	AUD	3,520,000	March 12, 2020	(18,976)
JPM	JPY	496,460,508	AUD	6,845,600	May 21, 2020	(176,267)
JPM	JPY	510,581,819	AUD	6,910,000	June 12, 2020	(56,909)
JPM	JPY	243,258,049	AUD	3,422,800	August 21, 2020	(112,115)
JPM	JPY	193,188,900	USD	1,837,496	February 27, 2020	(53,806)
JPM	JPY	66,196,754	USD	622,645	March 23, 2020	(10,560)
JPM	JPY	89,886,790	USD	853,325	March 24, 2020	(22,141)
JPM	JPY	193,185,100	USD	1,799,079	May 26, 2020	(6,320)
JPM	JPY	86,869,140	USD	824,522	June 08, 2020	(17,787)
JPM	JPY	254,220,560	USD	2,385,449	June 22, 2020	(22,699)
JPM	NOK	19,309,600	USD	2,110,120	June 15, 2020	90,616
JPM	NOK	19,192,100	USD	2,110,121	June 16, 2020	77,224
JPM	NOK	19,660,500	USD	2,181,422	June 19, 2020	59,308
JPM	NOK	17,227,800	USD	1,909,462	September 21, 2020	53,701
JPM	USD	1,250,346	BRL	5,147,300	February 04, 2020	(27,150)
JPM	USD	1,562,924	BRL	6,454,000	March 03, 2020	(36,740)
JPM	USD	1,408,413	BRL	5,838,000	May 05, 2020	(33,951)
JPM	USD	6,424,394	EUR	5,736,670	May 20, 2020	(67,128)
JPM	USD	2,273,607	EUR	2,028,974	May 21, 2020	(22,489)
JPM	USD	2,270,554	EUR	2,028,974	May 22, 2020	(25,685)
JPM	USD	2,538,021	INR	183,898,670	February 20, 2020	(29,192)
JPM	USD	690,535	INR	50,426,330	March 16, 2020	(11,283)
JPM	USD	2,231,866	INR	161,810,300	April 29, 2020	(8,384)
JPM	USD	958,175	INR	70,560,000	May 18, 2020	(16,637)
JPM	USD	5,562,177	SGD	7,560,000	January 14, 2020	(59,367)
JPM	USD	7,651,361	THB	231,710,000	January 14, 2020	(111,351)
MS	CHF	1,450,000	USD	1,481,339	January 31, 2020	20,522
MS	EUR	2,290,000	USD	2,543,994	January 31, 2020	29,576
MS	JPY	1,470,180,000	USD	13,460,745	January 31, 2020	92,506
MS	MXP	42,040,000	USD	2,154,337	January 14, 2020	64,203
MS	USD	4,608,554	AUD	6,675,000	January 31, 2020	(79,047)
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
MS	USD	167,767	EUR	150,000	January 31, 2020	$(807)
MS	USD	894,669	EUR	802,250	May 27, 2020	(13,539)
SAH	USD	980,570	EUR	872,692	April 29, 2020	(5,665)
SAH	USD	1,042,868	INR	77,021,000	February 27, 2020	(31,597)
SAH	USD	1,255,720	INR	92,497,000	February 28, 2020	(34,511)
SAH	USD	2,609,586	INR	192,428,300	March 03, 2020	(73,236)
UBS	CHF	1,516,350	EUR	1,380,005	February 10, 2020	19,170
UBS	CHF	1,516,349	EUR	1,381,174	May 08, 2020	20,451
UBS	CHF	1,516,350	EUR	1,382,270	August 10, 2020	21,698
UBS	CHF	1,516,349	EUR	1,383,328	November 09, 2020	22,840
UBS	USD	407,889	CAD	535,000	January 31, 2020	(4,192)
UBS	USD	793,885	EUR	710,000	January 31, 2020	(4,034)
					Net Depreciation	$(3,497,190)
At December 31, 2019, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation(a)	Notional Amount(b)	Value	Upfront Payments/(Receipts)	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Buy/Sell Credit Protection	Payment Frequency
CDX.NA.HY.33 Index	$4,710,000	$454,044	$317,909	5.00	December 20, 2024	$136,135	Sell	Quarterly
					Net Appreciation	$136,135
(a) Based on an index of North American bonds with high yield credit ratings that trade in the credit default swap market.
(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At December 31, 2019, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
1.03%	3-mo. NZBB	7,900,000	October 25, 2024	$ (97,133)	Quarterly
1.61%	3-mo. NZBB	4,180,000	December 16, 2029	(43,021)	Quarterly
3-mo. LIBOR	2.79%	7,200,000	March 13, 2047	(1,078,477)	Quarterly
3-mo. LIBOR	2.59%	4,500,000	July 27, 2047	(485,066)	Quarterly
3-mo. LIBOR	3.00%	3,856,000	February 22, 2048	(763,632)	Quarterly
3-mo. LIBOR	3.02%	3,856,000	February 23, 2048	(777,582)	Quarterly
3-mo. LIBOR	3.25%	7,690,000	November 21, 2048	(1,960,644)	Quarterly
			Net Depreciation	$(5,205,555)
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
At December 31, 2019, the Fund held the following exchange traded written options:
Description	Counterparty	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premium (Received)/Paid	Fair Value
U.S. 10 Year Treasury Futures Put Option	GS	157	126.5	February 2020	7,360	$(16,647)	$(51,516)
U.S. Long Bond Futures Put Option	GS	48	153.0	February 2020	14,250	$(15,590)	$(14,250)
							$(65,766)
Abbreviations:
NZBB	New Zealand Bank Bill is the interest rate banks charge each other for short-term loans.
Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro Dollar
GBP	British Pound
GHC	Ghanaian Cedi
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXP	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2019
Summary of Investments by Country as of December 31, 2019.
Country	Fair Value	Percentage of Fund Investments
United States	$153,923,687	31.41%
Japan	72,394,285	14.77
Brazil	27,147,177	5.54
India	23,419,093	4.78
Mexico	22,749,557	4.64
Thailand	18,944,815	3.87
France	18,188,764	3.71
Italy	13,864,846	2.83
Indonesia	11,941,901	2.44
Norway	11,442,953	2.33
United Kingdom	11,375,426	2.32
Germany	10,714,592	2.19
South Korea	10,022,380	2.05
Spain	9,489,714	1.94
Netherlands	8,757,371	1.79
Belgium	7,743,605	1.58
Singapore	7,479,480	1.53
Canada	7,084,232	1.45
Australia	6,293,194	1.28
Colombia	4,110,046	0.84
Luxembourg	3,403,756	0.69
Argentina	3,347,229	0.68
Ghana	2,777,595	0.57
Other	2,354,457	0.48
United Arab Emirates	2,151,143	0.44
Austria	2,129,054	0.43
Ecuador	1,980,909	0.40
Ireland	1,650,898	0.34
Kazakhstan	1,620,271	0.33
Egypt	1,517,771	0.31
Chile	1,178,333	0.24
Ukraine	1,090,942	0.22
Malaysia	920,352	0.19
Finland	879,325	0.18
Senegal	874,043	0.18
Cayman Islands	822,713	0.17
Denmark	644,097	0.13
Ivory Coast	640,505	0.13
Turkey	635,807	0.13
Poland	629,840	0.13
Nigeria	597,874	0.12
Togo	582,945	0.12
Panama	489,250	0.10
Total	$490,006,227	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2019
Great-West Global Bond Fund
ASSETS:
Investments in securities, fair value (including $898,977 of securities on loan)(a)	$488,935,556
Repurchase agreements, fair value(b)	1,070,671
Cash	11,277,588
Cash denominated in foreign currencies, fair value(c)	1,756,804
Cash pledged on forward foreign currency contracts	3,944,000
Cash pledged on centrally cleared swaps	4,096,915
Dividends and interest receivable	4,243,153
Subscriptions receivable	157,651
Receivable for investments sold	264,500
Variation margin on futures contracts	7,039
Variation margin on centrally cleared swaps	247,499
Unrealized appreciation on forward foreign currency contracts	1,079,570
Total Assets	517,080,946
LIABILITIES:
Payable for director fees	2,807
Payable for investments purchased	290,024
Payable for other accrued fees	114,559
Payable for shareholder services fees	11,741
Payable to investment adviser	258,168
Payable upon return of securities loaned	1,070,671
Redemptions payable	1,435,081
Unrealized depreciation on forward foreign currency contracts	4,576,760
Written options, fair value (premiums received $32,237)	65,766
Total Liabilities	7,825,577
NET ASSETS	$509,255,369
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$5,735,855
Paid-in capital in excess of par	508,858,879
Undistributed/accumulated deficit	(5,339,365)
NET ASSETS	$509,255,369
NET ASSETS BY CLASS
Investor Class	$38,388,215
Institutional Class	$470,867,154
CAPITAL STOCK:
Authorized
Investor Class	35,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	4,746,501
Institutional Class	52,612,051
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.09
Institutional Class	$8.95
(a) Cost of investments	$491,854,102
(b) Cost of repurchase agreements	$1,070,671
(c) Cost of cash denominated in foreign currencies	$1,761,126
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2019
Great-West Global Bond Fund
INVESTMENT INCOME:
Interest	$16,877,892
Income from securities lending	33,032
Foreign withholding tax	(258,848)
Total Income	16,652,076
EXPENSES:
Management fees	2,809,327
Shareholder services fees – Investor Class	140,172
Audit and tax fees	64,823
Custodian fees	186,667
Director's fees	14,191
Legal fees	9,460
Pricing fees	39,063
Registration fees	27,412
Shareholder report fees	1,649
Transfer agent fees	7,912
Other fees	859
Total Expenses	3,301,535
Less amount waived by investment adviser	25,162
Net Expenses	3,276,373
NET INVESTMENT INCOME	13,375,703
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	5,865,200
Net realized loss on credit default swaps	(8,013)
Net realized loss on interest rate swaps	(3,195,102)
Net realized gain on futures contracts	711,191
Net realized loss on written options	(77,076)
Net realized loss on purchased options	(118,957)
Net realized gain on forward foreign currency contracts	7,159,616
Net Realized Gain	10,336,859
Net change in unrealized appreciation on investments and foreign currency translations	5,463,441
Net change in unrealized appreciation on credit default swaps	131,178
Net change in unrealized depreciation on interest rate swaps	(5,800,085)
Net change in unrealized depreciation on futures contracts	(190,952)
Net change in unrealized depreciation on forward foreign currency contracts	(3,311,115)
Net change in unrealized appreciation on purchased options	90,241
Net change in unrealized depreciation on written options	(33,528)
Net Change in Unrealized Depreciation	(3,650,820)
Net Realized and Unrealized Gain	6,686,039
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,061,742
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2019 and 2018
Great-West Global Bond Fund	2019	2018
OPERATIONS:
Net investment income	$13,375,703	$14,951,442
Net realized gain (loss)	10,336,859	(4,419,050)
Net change in unrealized depreciation	(3,650,820)	(8,107,588)
Net Increase in Net Assets Resulting from Operations	20,061,742	2,424,804
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(1,461,533)	(1,242,121)
Institutional Class	(17,484,232)	(11,406,763)
From Net Investment Income and Net Realized Gains	(18,945,765)	(12,648,884)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	12,823,964	14,969,260
Institutional Class	102,070,351	200,020,880
Shares issued in reinvestment of distributions
Investor Class	1,461,533	1,242,121
Institutional Class	17,484,232	11,406,763
Shares redeemed
Investor Class	(17,783,352)	(20,663,653)
Institutional Class	(59,026,049)	(122,462,154)
Net Increase in Net Assets Resulting from Capital Share Transactions	57,030,679	84,513,217
Total Increase in Net Assets	58,146,656	74,289,137
NET ASSETS:
Beginning of year	451,108,713	376,819,576
End of year	$509,255,369	$451,108,713
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	1,554,510	1,817,289
Institutional Class	11,215,208	22,354,471
Shares issued in reinvestment of distributions
Investor Class	178,136	153,969
Institutional Class	1,929,023	1,279,909
Shares redeemed
Investor Class	(2,157,092)	(2,490,645)
Institutional Class	(6,466,229)	(13,517,696)
Net Increase	6,253,556	9,597,297
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2019	$ 8.07	0.20	0.13	0.33	-	(0.31)	-	(0.31)	$8.09	4.07%
12/31/2018	$ 8.34	0.30	(0.32)	(0.02)	-	(0.22)	(0.03)	(0.25)	$8.07	(0.27%)
12/31/2017	$ 8.34	0.33	(0.17)	0.16	(0.16)	-	-	(0.16)	$8.34	1.95%
12/31/2016	$ 8.21	0.19	0.12	0.31	(0.07)	(0.11)	-	(0.18)	$8.34	2.97%
12/31/2015	$ 9.03	0.14	(0.27)	(0.13)	(0.23)	(0.35)	(0.11)	(0.69)	$8.21	(4.19%)
Institutional Class
12/31/2019	$ 8.91	0.25	0.14	0.39	-	(0.35)	-	(0.35)	$8.95	4.39%
12/31/2018	$ 9.20	0.35	(0.35)	0.00	-	(0.26)	(0.03)	(0.29)	$8.91	0.06%
12/31/2017	$ 9.16	0.40	(0.20)	0.20	(0.16)	-	-	(0.16)	$9.20	2.47%
12/31/2016	$ 8.98	0.24	0.13	0.37	(0.07)	(0.12)	-	(0.19)	$9.16	3.29%
12/31/2015 (d)	$10.00	0.27	(0.59)	(0.32)	(0.23)	(0.36)	(0.11)	(0.70)	$8.98	(5.54%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2019	$ 38,388	1.07%	1.01%	2.46%	73%
12/31/2018	$ 41,754	1.12%	1.01%	3.60%	123%
12/31/2017	$ 47,461	1.22%	1.13%	3.88%	55%
12/31/2016	$ 54,085	1.30%	1.30%	2.32%	50%
12/31/2015	$ 71,085	1.30%	1.30%	1.55%	49%
Institutional Class
12/31/2019	$470,867	0.65%	0.65%	2.79%	73%
12/31/2018	$409,355	0.70%	0.66%	3.80%	123%
12/31/2017	$329,358	0.82%	0.78%	4.24%	55%
12/31/2016	$298,199	0.95%	0.95%	2.66%	50%
12/31/2015 (d)	$300,409	0.95% (g)	0.95% (g)	4.26% (g)	49%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West Global Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek current income with capital appreciation and growth of income. The Fund is non-diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Annual Report - December 31, 2019

For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Purchased and Written Options	Cash rates, futures and swap rates, FX spot and forward curve, FX volatilities, interest rates, net present value of cash flows.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Annual Report - December 31, 2019

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2019, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 18,561,310	$ —	$ 18,561,310
Corporate Bonds and Notes	—	55,563,206	—	55,563,206
Foreign Government Bonds and Notes	—	258,867,675	—	258,867,675
Mortgage-Backed Securities	—	17,663,059	—	17,663,059
U.S. Treasury Bonds and Notes	—	58,573,918	—	58,573,918
Purchased Options	117,750	—	—	117,750
Short Term Investments	—	80,659,309	—	80,659,309
Total investments, at fair value:	117,750	489,888,477	0	490,006,227
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	1,079,570	—	1,079,570
Credit Default Swaps(a)	—	136,135	—	136,135
Futures Contracts(a)	378,085	—	—	378,085
Total Assets	$ 495,835	$ 491,104,182	$ 0	$ 491,600,017
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(4,576,760)	—	(4,576,760)
Written Options(a)	(65,766)	—	—	(65,766)
Futures Contracts(a)	$ (361,587)	$ —	$ —	$ (361,587)
Interest Rate Swaps(a)	—	(5,205,555)	—	(5,205,555)
Total Liabilities	$ (427,353)	$ (9,782,315)	$ 0	$ (10,209,668)
(a)	Credit Default Swaps, Futures Contracts, Forward Foreign Currency Contracts, Written Options and Interest Rate Swaps are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.

Annual Report - December 31, 2019

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	2019	2018
Ordinary income	$18,945,765	$11,380,537
Long-term capital gain	-	1,268,347
	$18,945,765	$12,648,884
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$5,063,303
Undistributed long-term capital gains	—
Net unrealized depreciation on foreign currency	(25,653)
Capital loss carryforwards	—
Post-October losses	(2,718,047)
Net unrealized depreciation	(7,658,968)
Tax composition of capital	$(5,339,365)
At December 31, 2019, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2019, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2019, were as follows:
The Fund has elected to defer to the next fiscal year the following Post-October losses:

Annual Report - December 31, 2019

Post-October Ordinary Losses	Post-October Capital Losses
$(2,718,047)	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2019 were as follows:
Federal tax cost of investments	$489,115,083
Gross unrealized appreciation on investments	17,236,030
Gross unrealized depreciation on investments	(24,894,998)
Net unrealized depreciation on investments	$(7,658,968)
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including credit default swaps, interest rate swaps, futures contracts, forward foreign currency contracts, purchased options and written options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Options
The Fund may buy and sell put and call options, or write put and call options to increase, decrease, or change the level or types of exposure to market risk factors. When an option is purchased, the Fund is entitled to buy and sell a specified number of shares or units of a particular security, currency, or index at a specified price at a specified date or within a specified period of time. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying

Annual Report - December 31, 2019

security, currency or other underlying financial instrument at a fixed price, upon exercise of the option. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price. Options can be an over-the-counter transaction or maybe executed on a registered exchange and cleared through a clearing-house associated with the exchange. The use of options may involve risks such as the Fund paying a premium without the option being exercised, or that the clearinghouse will fail to perform its obligations. The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.
Purchased options, if any, are reported in the Schedule of Investments. Written options, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call option for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes an option, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. When options expire, exercised or closed, the realized gain or loss is included on the Statement of Operations. The Fund held an average market value of $10,669,231 and $1,861,538 in purchased options and written options, respectively, for the reporting period.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 106 futures contracts, net of both long and short positions, for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional amount of $281,823,407 in forward contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be

Annual Report - December 31, 2019

customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps, if any, are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $2,517,846 in credit default swaps for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $390,975,356 in interest rate swaps for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2019 is as follows:

Annual Report - December 31, 2019

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)	Net unrealized appreciation on credit default swaps	$ 136,135(a)
Interest rate contracts (swaps)			Net unrealized depreciation on interest rate swaps	$(5,205,555) (a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$ 378,085(a)	Net unrealized depreciation on futures contracts	$(361,587)(a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$1,079,570	Unrealized depreciation on forward foreign currency contracts	$(4,576,760)
Interest rate contracts (purchased options)	Investments in securities, fair value	$ 117,750
Interest rate contracts (written options)			Written options, fair value	$ (65,766)
(a)Includes cumulative appreciation of interest rate contracts, credit contracts, and futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2019 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$ 711,191	Net change in unrealized depreciation on futures contracts	$(190,952)
Credit contracts (swaps)	Net realized loss on credit default swaps	$ (8,013)	Net change in unrealized appreciation on credit default swaps	$131,178
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$(3,195,102)	Net change in unrealized depreciation on interest rate swaps	$(5,800,085)
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$ 7,159,616	Net change in unrealized depreciation on forward foreign currency contracts	$(3,311,115)
Interest rate contracts (purchased options)	Net realized loss on purchased options	$ (118,957)	Net change in unrealized appreciation on purchased options	$90,241
Interest rate contracts (written options)	Net realized loss on written options	$ (77,076)	Net change in unrealized depreciation on written options	$ (33,528)
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2019

3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2019.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities(a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)(b)	Net Amount
Derivative Assets (forward contracts)	$ 1,079,570	$(673,714)	$—	$ —	$ 405,856
Derivative Liabilities (forward contracts)	$(4,576,760)	$ 673,714	$—	$3,591,651	$(311,395)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities. Variation margin related to futures contracts and centrally cleared swaps are excluded from these reported amounts.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral pledged (received) by the Fund may exceed these reported amounts.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.58% of the Fund’s average daily net assets up to $1 billion dollars, 0.53% of the Fund’s average daily net assets over $1 billion dollars and 0.48% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.66% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2020 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2019, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Recoupment of Past Reimbursed Fees by the Adviser
$190,780	$188,556	$25,162	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Franklin Advisers, Inc and Mellon Investments Corp. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $975,000 for the fiscal year ended December 31, 2019.

Annual Report - December 31, 2019

5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $178,533,205 and $151,768,722, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $143,539,492 and $113,622,257, respectively.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2019, the Fund had securities on loan valued at $898,977 and received collateral as reported on the Statement of Assets and Liabilities of $1,070,671 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2019, the class of securities loaned consisted entirely of Foreign Government Bonds and Notes. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2019, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Global Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 21, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $258,848 and has derived gross income from sources within foreign countries amounting to $13,620,221.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2019, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 56	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 45	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2020. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, the Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,059,880 for fiscal year 2018 and $1,122,930 for fiscal year 2019.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2018 and $60,000 for fiscal year 2019. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2018 and $0 for fiscal year 2019.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12.	DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 13.	EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 21, 2020